CLEARWATER INVESTMENT TRUST
CLEARWATER CORE EQUITY FUND
CLEARWATER SELECT EQUITY FUND
CLEARWATER TAX‑EXEMPT BOND FUND
SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)
DATED APRIL 29, 2024
The date of this Supplement is September 26, 2024.
The Board of Trustees (the “Board”) has approved an investment subadvisory agreement with an additional subadviser to the Clearwater Select Equity Fund (the “Select Equity Fund”), Acadian Asset Management LLC (“Acadian”). In connection with the hiring of Acadian, Clearwater Management Co., Inc. (“CMC”), the investment manager of the Select Equity Fund, will reallocate to Acadian one of two portions of Fund assets currently managed by Parametric Portfolio Associates LLC (“Parametric”). Parametric currently manages its portions of Select Equity Fund assets using passive management strategies to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index and the Russell 2000® Growth Index, respectively, as closely as possible without requiring the Fund to realize taxable gains. Following the reallocation, Parametric will no longer manage a portion of Select Equity Fund assets with the Russell 2000® Growth Index as the underlying index.
Effective October 1, 2024, CMC will increase its voluntary management fee waiver for Clearwater Core Equity Fund (the “Core Equity Fund”) and Clearwater Tax‑Exempt Bond Fund (the “Tax‑Exempt Bond Fund”) and decrease its voluntary management fee waiver for the Select Equity Fund.
Effective immediately, the Prospectus is amended as follows.

1.	The second paragraph of the section titled “SUMMARY SECTION – Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus is deleted and replaced with the following:

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day‑to‑day management for the Fund: Acadian Asset Management LLC (“Acadian”), Cooke & Bieler, L.P. (“Cooke & Bieler”), Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management LLC (“Pzena”), Rice Hall James & Associates, LLC (“RHJ”) and Wasatch Global Investors (“Wasatch”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s five other subadvisers that provide day‑to‑day management of the Fund. A subadviser may focus its investments in micro-, small‑and/or medium‑sized companies. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the S&P SmallCap 600® Index at any given time. As of December 31, 2023, the market capitalization of the companies included in the S&P SmallCap 600® Index was between $235.51 million and $8.187 billion. Acadian utilizes a multi-factor, risk-controlled framework that combines a mix of valuation, quality, earnings growth, and technical signals. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom‑up research process. RHJ utilizes a Micro Cap Opportunities strategy that employs a fundamental, bottom‑up analytical process to identify companies that meet three primary criteria: high earnings growth, high or improving return‑on‑invested capital (“ROIC”), and sustainable competitive advantages. Wasatch’s Micro Cap Value investment strategy seeks to identify companies through a “bottom‑up” process of fundamental analysis that are believed to be temporarily undervalued but have significant potential for stock appreciation. Wasatch primarily invests in value companies, but it may also invest in growth companies if it believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

2.	The section titled “SUMMARY SECTION – Clearwater Select Equity Fund – Fund Adviser and Portfolio Managers” in the Prospectus is deleted and replaced with the following:
Fund Adviser and Portfolio Managers
The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day‑to‑day management.

Subadvisers	Portfolio Managers	Period of Service
Acadian	Brendan Bradley, Ph.D. Fanesca Young, Ph.D., CFA	Both have been portfolio managers of the Fund since 2024.
Cooke & Bieler	Michael M. Meyer, CFA, Partner Edward W. O’Connor, CFA, Partner R. James O’Neil, CFA, Partner Mehul Trivedi, CFA, Partner William Weber, CFA, Partner	All have been portfolio managers of the Fund since 2017.
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management Xiaozhen Li, PhD, CFA, Director, Custom Core Portfolio Management	All have been portfolio managers of the Fund since 2020.
Pzena	John J. Flynn, Principal Evan D. Fox, CFA, Principal Benjamin S. Silver, CFA, CPA (Inactive), Principal	All have been portfolio managers of the Fund since 2017.
RHJ	Louis M. Holtz, CFA Yossi Lipsker, CFA	Both have been portfolio managers of the Fund since 2021.
Wasatch	Brian Bythrow, CFA Thomas Bradley	Mr. Bythrow has been a portfolio manager of the Fund since 2021. Mr. Bradley has been a portfolio manager of the Fund since 2022.

3.	The second, third, and fourth paragraphs in the section titled “Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus are deleted and replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day‑to‑day management for the Fund: Acadian Asset Management LLC (“Acadian”), Cooke & Bieler, L.P. (“Cooke & Bieler”), Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management LLC (“Pzena”), Rice Hall James & Associates, LLC (“RHJ”) and Wasatch Global Investors (“Wasatch”). FCI also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Acadian, Cooke & Bieler, Pzena, RHJ and Wasatch. A subadviser may focus its investments in micro-, small- and/or medium‑sized companies.

Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the S&P SmallCap 600® Index at any given time. In the tax loss-harvesting process, securities are sold primarily for their ability to reduce the tax impact of other securities being sold at a gain in the portfolio, or outside of the portfolio. Realized losses can often be used to offset gains from a variety of other sources or gains from other investment subadvisers, rebalancing decisions or subadviser changes, as applicable. This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the S&P SmallCap 600® Index. Instead, Parametric adjusts its portion of the Fund’s portfolio periodically to reflect the holdings and weightings of the S&P SmallCap 600® Index, while seeking to minimize realization of taxable gains. As of December 31, 2023, the market capitalization of the companies included in the S&P SmallCap 600® Index was between $235.51 million and $8.187 billion.

4.	The following is added as the new fifth paragraph of the section titled “Clearwater Select Equity Fund – Principal Investment Strategies” in the Prospectus:

Acadian seeks long-term capital appreciation by investing primarily in common stocks of United States small capitalization issuers. Acadian’s process is founded in its belief in the first principles of investing, as it seeks to identify companies with strong fundamental attributes that are currently mispriced. Acadian’s process utilizes a multi-factor, risk-controlled framework that combines a mix of valuation, quality, earnings growth, and technical signals. Acadian seeks to invest in companies that it believes are attractively priced, exhibit strong earnings growth (from high quality and sustainable sources) and show some history of positive price momentum. Likewise, Acadian seeks to avoid companies with limited growth opportunities, deteriorating financial health, limited upside potential, and poor technical characteristics.

5.	All references to the Russell 2000® Growth Index in the risk disclosures for the Select Equity Fund are deleted in their entirety.

6.	The following is added as an additional paragraph in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

With respect to the subadvisory contract with Acadian Asset Management LLC (“Acadian”), a discussion regarding the basis for the Board of Trustees’ approval of the subadvisory contract will be included in Form N‑CSR for the Trust for the fiscal period ended December 31, 2024 when available.

7.	The following is added as an additional paragraph in the section titled “MANAGEMENT – Management Services and Fees” in the Prospectus:

CMC has engaged Acadian as a subadviser to select investments for the Select Equity Fund. Acadian is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of U.S.-based BrightSphere Investment Group Inc., a Delaware corporation publicly listed on the NYSE, and is a registered investment adviser under the Advisers Act. Acadian’s address is 260 Franklin Street, Boston, MA 02110. As of June 30, 2024, Acadian had approximately $113 billion in assets under management.

8.	The following rows are added in the section titled “MANAGEMENT – The Portfolio Managers” in the Prospectus:

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience
Select Equity Fund	Acadian	Brendan Bradley, Ph.D.	2024	Executive Vice President, Chief Investment Officer of Acadian. Mr. Bradley joined Acadian in 2004 and is the firm’s Chief Investment Officer. He previously served as Director of Portfolio Management, overseeing portfolio management policy, and also as the Director of Acadian’s Managed Volatility strategies. Mr. Bradley is a member of several oversight committees at Acadian, including the Board of Managers, Executive Management Team, Executive Committee, and Responsible Investing Committee. Prior to Acadian, he was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Mr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.
Select Equity Fund	Acadian	Fanesca Young, Ph.D., CFA	2024	Senior Vice President, Director, Equity Portfolio Management of Acadian. Ms. Young is a member of the firm’s Senior Investment Leadership Team and helps to oversee and direct investment and research processes used by Acadian and the individuals that implement those processes. Prior to joining Acadian, she led the Global Systematic Equities team at GIC and is responsible for the management of long-only, active extension, and absolute return equity strategies. Prior to joining GIC, she was a Principal at Los Angeles Capital Management and served as Managing Director and Director of Quantitative Research, where she oversaw the firm’s proprietary stock selection model and supervised the execution of technical methodologies in the firm’s strategies. Ms. Young has served on several editorial boards, including the Financial Analyst Journal and the Journal of Systematic Investing, and has published applied research in industry journals. She earned a Ph.D. in statistics from Columbia University and an M.Phil. and an M.A. in statistics from Columbia University. She also holds a B.A. in mathematics from the University of Virginia. Ms. Young is a CFA charterholder.

9.	On page 68 of the Prospectus, the following is added under “CLEARWATER INVESTMENT TRUST – Clearwater Select Equity Fund Subadvisers”:

Acadian Asset Management LLC 260 Franklin Street Boston, MA 02110
Effective October 1, 2024, the following change is made to the Prospectus:

1.
The information relating to the Core Equity Fund, Select Equity Fund, and Tax‑Exempt Bond Fund in the third paragraph of the section titled “MANAGEMENT – Management Services and Fees” is deleted and replaced with the following:

Effective October 1, 2024, CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, Select Equity Fund, and Tax‑Exempt Bond Fund to achieve an effective management fee rate equal to 0.23%, 0.94%, and 0.29%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

5